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                                                                    EXHIBIT 10.1

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                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                   DATED AS OF

                               SEPTEMBER 26, 2003

                                  BY AND AMONG

              SPECTRUM PHARMACEUTICALS, INC., AS ISSUER AND SELLER
                                       AND

             EACH OF THE PARTIES LISTED ON SCHEDULE 1, AS PURCHASERS
                                 WITH RESPECT TO

                  SERIES E CONVERTIBLE VOTING PREFERRED STOCK,
                  SERIES E-1 WARRANTS TO PURCHASE COMMON STOCK
                AND SERIES E-2 WARRANTS TO PURCHASE COMMON STOCK

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                         TABLE OF EXHIBITS AND SCHEDULES

Exhibit A           Form of Certificate of Designations of the Series E
                    Convertible Voting Preferred Stock
Exhibit B-1         Form of Series E-1 Warrant
Exhibit B-2         Form of Series E-2 Warrant
Exhibit B-3         Form of Series E-3 Placement Agent Warrant
Exhibit C           Form of Registration Rights Agreement
Exhibit D           Form of Opinion of Seller's Counsel
Exhibit E           Form of Management Lock-up Agreement
Schedule 1          Purchasers
Schedule 3          Seller's Disclosure Schedule
Schedule 6.1(j)     Officers of the Seller

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         PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") dated as of September 26, 2003, by and among Spectrum Pharmaceuticals, Inc., a Delaware corporation (the "Seller"), and each of the persons listed on Schedule 1 hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                                   WITNESSETH:

         WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers, the numbers of shares set forth on Schedule 1 attached hereto, which aggregate 2,000 shares of the Seller's Series E Convertible Voting Preferred Stock, stated value $10,000 per share, par value $0.001 per share (the "Preferred Stock"), Series E-1 Common Stock Purchase Warrants (the "Series E-1 Warrants") entitling the holders thereof to purchase an aggregate of 1,400,000 shares of the Seller's common stock, $0.001 par value per share (the "Common Stock") and Series E-2 Common Stock Purchase Warrants (the "Series E-2 Warrants") entitling the holders thereof to purchase an aggregate of 1,400,000 shares of Common Stock, in each case, at an exercise price of $6.50 per share (subject to adjustment as provided therein) as more fully set forth herein (the Series E-1 Warrants and the Series E-2 Warrants together, the "Warrants").

         NOW, THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

         1.1 PURCHASE AND SALE. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2), the Seller will sell and each of the Purchasers will purchase (i) the Preferred Stock in the amounts set forth on Schedule 1 hereto, (ii) the numbers of Series E-1 Warrants set forth on Schedule 1 hereto and (iii) the numbers of Series E-2 Warrants set forth on Schedule 1 hereto. The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "Conversion Shares," and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to as the "Securities." SCO Securities LLC and/or its designees are receiving warrants as compensation for services rendered in connection with the transaction set forth herein (the "Placement Agent Warrants") as provided on
Schedule 1 attached hereto. Such Placement Agent Warrants shall constitute "Warrants" and SCO Securities LLC and/or its designees shall constitute a "Purchaser" for all purposes hereunder. The Placement Agent Warrants shall consist of the Series E-1 Placement Agent Warrants, which shall be in the form of Exhibit B-1 (the "Series E-1 Placement Agent Warrants") and the Series E-3 Placement Agent Warrants which shall be in the form of Exhibit B-3 (the "Series E-3 Placement Agent Warrants") which shall, in each case, be issued in the denominations set forth on Schedule 1 attached hereto.

         1.2 TERMS OF THE PREFERRED STOCK AND WARRANTS. The terms and provisions of the Preferred Stock are set forth in the Certificate of Designations of Series E Convertible Voting Preferred Stock, which shall be in the form attached hereto as Exhibit A (the "Certificate of Designations"). The terms and provisions of the Series E-1 Warrants are more fully set forth in

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the Series E-1 Common Stock Purchase Warrant, which shall be in the form attached hereto as Exhibit B-1. The terms and provisions of the Series E-2 Warrants are more fully set forth in the Series E-2 Common Stock Purchase Warrant, which shall be in the form attached hereto as Exhibit B-2.

         1.3      TRANSFERS; LEGENDS.

         (a)      (i)      Except as required by federal securities laws and the
securities laws of any state or other jurisdiction, the Securities may be transferred, in whole or in part, by any of the Purchasers at any time. Such transfers may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records. Any such transfer shall be made by a Purchaser in accordance with applicable law. Any transferee shall agree to be bound by the terms of the Registration Rights Agreement and this Agreement and shall have the rights of a Purchaser under those agreements. The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 1.3(a).

                  (ii) In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller's counsel, to the effect that such transfer does not require registration under the Securities Act; provided, however, that in the case of a transfer pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Company with a customary seller's representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker's representation letter and Form 144. Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the Securities, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act.

                  (iii) An "Affiliate" means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. A "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

         (b) The certificates representing the Preferred Stock shall bear the following legend:

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"THE SHARES REPRESENTED BY, OR ISSUABLE UPON CONVERSION OF SECURITIES EVIDENCED
BY, THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

                     ARTICLE II - PURCHASE PRICE AND CLOSING

         2.1 PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") to be paid by the Purchasers to the Seller to acquire the Preferred Stock and the Warrants shall be the total amount set forth on Schedule 1 hereto.

         2.2 THE CLOSING. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place as promptly as practicable, but no later than two (2) business days following satisfaction or waiver of the conditions set forth in Section 6.1 and 6.2 (other than those conditions which by their terms are not to be satisfied or waived until the Closing)(such date, the "Expiration Date"), at the offices of Wiggin & Dana LLP, 400 Atlantic Street, Stamford, Connecticut. The date on which the Closing occurs is the "Closing Date." All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

         2.3      DELIVERIES.

                  (a) DELIVERIES BY THE SELLER. At the Closing, the Seller shall deliver or cause to be delivered to each of the Purchasers the following:

                  1.       (i)      One or more certificates evidencing the
                           aggregate number of shares of the Preferred Stock, duly authorized, issued, fully paid and non-assessable, as is indicated on Schedule 1 for such Purchaser, registered in the name of such Purchaser, in such denominations as is indicated on
                           Schedule 1 for such Purchaser;

                           (ii) One or more Series E-1 Warrants in the form of Exhibit B-1 hereto, registered in the name of such Purchaser, in such denominations as is indicated on
                           Schedule 1 for such Purchaser, pursuant to which such Purchaser shall be entitled to purchase an aggregate of that number of shares of Common Stock as is indicated on Schedule 1 for such Purchaser.

                           (iii) One or more Series E-2 Warrants in the form of Exhibit B-2 hereto, registered in the name of such Purchaser, in such denominations as is indicated on
                           Schedule 1 for such Purchaser, pursuant to which such Purchaser shall be entitled to purchase an aggregate of that number of shares of Common Stock as is indicated on Schedule 1 for such Purchaser.

                           (iv) One or more Series E-1 Placement Agent Warrants, in the form of Exhibit B-1 hereto, registered in the name of SCO Securities LLC or its

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                           designees, in such denominations as is indicated on
                           Schedule 1 for SCO Securities LLC or its designees, pursuant to which SCO Securities LLC or its designees shall be entitled to purchase an aggregate of that number of shares of Common Stock as is indicated on
                           Schedule 1.

                           (iv) One or more Series E-3 Placement Agent Warrants, in the form of Exhibit B-3 hereto, registered in the name of SCO Securities LLC or its designees, in such denominations as is indicated on
                           Schedule 1 for SCO Securities LLC or its designees, pursuant to which SCO Securities LLC or its designees shall be entitled to purchase an aggregate of that number of shares of Common Stock as is indicated on
                           Schedule 1.

                  2. The Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), duly executed by the Seller.

                  3. The legal opinion of Latham & Watkins LLP ("Seller's Counsel"), counsel to the Seller, in substantially the form attached hereto as Exhibit D.

                  4. A certificate of the Secretary of the Seller (the "Secretary's Certificate"), certifying as follows:

                           (i) that the Certificate of Designations authorizing the Preferred Stock has been duly filed in the office of the Secretary of State of the State of Delaware, and that attached to the Secretary's Certificate is true and complete copy of the Certificate of Incorporation of the Seller together with all amendments thereto and the Certificate of Designations;

                           (ii) that a true and complete copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary's Certificate;

                           (iii) that attached to the Secretary's Certificate are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents (as defined below), instruments and certificates required to be executed by it in connection herewith and therewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Preferred Stock, Warrants, Conversion Shares and Warrant Shares;

                           (iv) the names and true signatures of the officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement; and

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                           (v)      that (A) set forth in or attached to the
                                    Secretary's Certificate is a true and
                                    complete list of all officers of Seller as of the date thereof, and that attached to such certificate is an original or true and complete copy of the Management Lock-up Agreement in the form of Exhibit E attached hereto (the "Management Lock-up Agreement") executed by each of such officers, and (B) the staff of the Nasdaq Stock Market has verbally confirmed to the Seller that (y) it has reviewed the binding term sheet between the Seller and the Purchasers dated September 22, 2003 and (z) on the basis of such review, approval by the stockholders of the Seller of the issuance of the Preferred Stock, the Warrants, the Conversion Shares, the Placement Agent Warrants and the Warrant Shares is not required, and the Seller has not received from such staff any oral or written information or advice contrary to such verbal confirmation. For purposes of this paragraph, "officers" means all officers who are required to report any beneficial ownership of the Company's securities pursuant to Section 16 of the Exchange Act.

                  5. A wire transfer representing the Purchasers' reasonable legal fees and expenses as described in
                           Section 9.2 hereof; such fee may, at the election of the Seller, be paid out of the funds due from the Purchasers at the Closing.

                  6. Proof of due filing with the Secretary of State of the State of Delaware of the Certificate of Designations authorizing the Preferred Stock.

                  7. The Management Lock-up Agreements executed by all the officers of the Company that are listed on Schedule 6.1(j).

                  (b) DELIVERIES BY THE PURCHASERS. At the Closing, each of the Purchasers shall deliver or cause to be delivered to the Seller the following:

                1. Payment of the purchase price set forth opposite such Purchaser's name on Schedule 1, in cash by wire transfer of immediately available funds to the Seller at the following account:

                           Bank:    UBS AG, Stamford, Connecticut
                           Routing Number (ABA): 026007993
                           Credit to account: 101-WA258640-000
                                              MA 48352 Spectrum Pharmaceuticals,
                                              Inc.

                2. The Registration Rights Agreement duly executed by such Purchaser.

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

         For purposes of this Article III, all references to the Seller and its Subsidiaries shall be deemed to include all their respective predecessor entities, if any. The Seller represents, warrants and covenants to the Purchasers, except as set forth on the Seller's Disclosure Schedule

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attached hereto as Schedule 3 specifically identifying the applicable section of this Article III, it being understood that information disclosed under a particular section of Schedule 3 shall be deemed disclosed only for purposes of such section and not for purposes of or with respect to any other section of this Article III, as of the date hereof, as follows:

         3.1 CORPORATE EXISTENCE AND POWER; SUBSIDIARIES. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term "Material Adverse Effect" means, with respect to any person or entity, a material adverse effect on its or its Subsidiaries' condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), and results of operations. True and complete copies of the Seller's Certificate of Incorporation, as amended, and Bylaws, as amended (collectively, the "Charter and Bylaws") have previously been provided to the Purchasers. For purposes of this Agreement, the term "Subsidiary" or "Subsidiaries" means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests. The Seller has no Subsidiaries other than as set forth in Exhibit 21 to the Seller's annual report on Form 10-K for the fiscal year ended December 31, 2002.

         3.2 CORPORATE AUTHORIZATION; RIGHTS PLAN. (a) The execution, delivery and performance by the Seller of this Agreement, the Warrants, the Registration Rights Agreement, the Certificate of Designations and each of the other documents executed pursuant to and in connection with this Agreement (all such documents, other than this Agreement, the "Related Documents"), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and the Warrants, and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock, and the subsequent issuance of the Warrant Shares upon exercise of the Warrants, have been duly authorized, and no additional corporate action is required for the approval of this Agreement or the Related Documents. The Conversion Shares and the Warrant Shares have been duly reserved for issuance by the Seller. This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity.

                  (b) The Preferred Stock that will be issued to the Purchasers at Closing will have been duly and validly reserved for issuance and, when issued and delivered in accordance

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with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable and free of restrictions on transfer other than applicable state and federal securities laws. The Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations or the Warrants, will be duly authorized, validly issued, fully paid and non-assessable and free of restrictions on transfer other than applicable federal and state securities laws and, assuming the accuracy of the representations and warranties of the Purchasers, will be issued in compliance with all applicable federal and state securities laws.

                  (c) The issuance of the Preferred Stock, the Warrants, or the Common Stock upon conversion or exercise of the Preferred Stock or Warrants, as applicable, will not result in or obligate the Seller to (i) issue or offer to issue, with or without consideration, any securities or rights to acquire any securities to any person, whether as a pre-emptive right, or pursuant to any rights plan, or pursuant to any agreement, undertaking or other obligation of any nature, or (ii) adjust the number or kind of securities held by or issuable (with or without the payment of any consideration) to any person.

         3.3 CORPORATE RECORDS. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and shareholders of the Seller and its Subsidiaries from the date of their incorporation to the date hereof. All material corporate decisions and actions have been validly made or taken. The Seller's share transfer register complies with applicable laws and regulations and has been regularly updated through the date hereof. Such books fully and correctly reflect all the decisions of the shareholders. The Seller maintains complete and correct books and records of the Seller and its Subsidiaries which fairly present, in all material respects, the financial position and the results of operations and cash flows of the Seller and its Subsidiaries as of the dates and for the periods indicated therein, subject to customary and usual audit adjustments consistently applied.

         3.4 GOVERNMENTAL AUTHORIZATION; NASD AND NASDAQ. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filing of the Registration Statement with the Commission; (ii) any filings required under SEC Regulation D or any state securities laws that are permitted to be made after the date hereof, including but not limited to filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, and
(iii) the filing of the Certificate of Designations in the office of the Secretary of State of the State of Delaware, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and Warrants and the subsequent issuance of the Conversion Shares and Warrant Shares upon conversion of the Preferred Stock or exercise of the Warrants, as applicable) by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority (including the NASD and the Nasdsaq Stock Market).

         3.5 NON-CONTRAVENTION. The execution, delivery and performance by the Seller and its Subsidiaries, as applicable, of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including, but

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not limited to, the issuance of the Conversion Shares and Warrant Shares) do not and will not (a) violate or conflict with the Charter and Bylaws of the Seller and its Subsidiaries or any material agreement (which, for purposes of this Agreement, means any agreement, contract or other document which the Seller would be required to disclose pursuant to SEC Regulation S-K, Item 601, Exhibits 1, 2, 3, 4, 9 or 10) to which the Seller or any of its Subsidiaries is a party or bound; (b) violate or conflict with or constitute a material violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or any of its Subsidiaries; (c) constitute a default under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or any of its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or any of its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any material asset of the Seller or any of its Subsidiaries. For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

         3.6 SEC DOCUMENTS. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to file reports pursuant to Sections 13 and 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act are hereinafter called the "SEC Documents"). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and the Securities Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report which the Seller filed with the Securities and Exchange Commission (the "SEC" or the "Commission") under the Exchange Act for any period ending on or after December 31, 2001 (the "Recent Reports," which term includes all exhibits thereto and all exhibits and other information incorporated by reference into the Recent Reports) other than those Recent Reports, if any, which have been filed via the SEC's EDGAR filing system; Schedule 3.6 identifies all Recent Reports which have not been filed via the SEC's EDGAR filing system. All of the information about the Seller or its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is material to the Seller has been disclosed in the Recent Reports.

         3.7 FINANCIAL STATEMENTS. Each of the Seller's consolidated balance sheet and related consolidated statements of income, cash flows and changes in stockholders' equity (including the related notes), as contained in the Recent Reports (collectively, the "Seller's Financial Statements" or the "Financial Statements") (x) present fairly in all material respects the financial position of the Seller and its consolidated Subsidiaries as of the dates thereof and the results of operations, cash flows and stockholders' equity as of and for each of the periods then ended, except that any unaudited financial statements are subject to normal year-end adjustments, and (y) were prepared in accordance with United States generally accepted

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accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, in each case, except as otherwise indicated in the notes thereto.

         3.8 COMPLIANCE WITH LAW. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply in all respects with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, self regulatory organization, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to its operations except as could not individually or in the aggregate have or result in a Material Adverse Effect. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including, without limitation, any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

         3.9 NO DEFAULTS. The Seller and its Subsidiaries are not, nor will they be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Charter and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any material agreement, note, mortgage, indenture, contract, lease or instrument to which the Seller or its Subsidiaries are a party, to terminate such as a result of the Seller or its Subsidiaries, having failed to meet any provision thereof including, but not limited to, meeting any applicable milestone under any material agreement or contract.

         3.10 LITIGATION. Except as disclosed in Item 3 of the Seller's Annual Report on Form 10-K for the year ended December 31, 2002, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and any of its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries. There is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened, which in any manner challenges or seeks to prevent, enjoin, alter or delay any of the transactions contemplated hereby, and, to the Seller's knowledge, there is no basis for the assertion of any of the foregoing. There are no claims or complaints existing or, to the knowledge of the Seller or its Subsidiaries, threatened for product liability in respect of any product of the Seller or its Subsidiaries, and the Seller and its Subsidiaries are not aware of any basis for the assertion of any such claim.

         3.11 ABSENCE OF CERTAIN CHANGES. Since May 13, 2003, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports:

                  (a) Any event that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

                  (b) Any amendments or changes in the Charter or Bylaws of the Seller and its Subsidiaries, other than on account of the filing of the Certificate of Designations;

                  (c) Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have a Material Adverse Effect on the Seller and its Subsidiaries;

                  (d)      Any

                           (i) incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money (other than for equipment leases or working capital lines of credit, in each case, in the ordinary course of business);

                           (ii)     issuance or sale of any securities
                                    convertible into or exchangeable for
                                    securities of the Seller other than to
                                    directors, employees and consultants
                                    pursuant to existing equity compensation or stock purchase plans of the Seller in accordance with past business practices;

                           (iii) issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any of its Subsidiaries or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business pursuant to existing equity compensation or stock purchase plans of the Seller in accordance with past practices;

                           (iv) issuance or sale of any stock, bond or other corporate security;

                           (v) declaration or making any dividend, payment or other distribution to shareholders or purchase or redemption of any share of its capital stock or other security;

                           (vi) sale, assignment or transfer any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business all in accordance with past practices;

                           (vii) waiver of any right of substantial value whether or not in the ordinary course of business;

                           (viii)   material change in officer compensation; or

                           (ix) other commitment (contingent or otherwise) to do any of the foregoing.

                  (e) Any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;

                  (f) Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

                  (g) Any transfer or grant of a right with respect to the patents, patent applications, patent licenses, trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

         3.12 NO UNDISCLOSED LIABILITIES. The Seller and its Subsidiaries do not have any direct or indirect indebtedness, liabilities, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or contingent, choate or inchoate, liquidated or unliquidated, secured or unsecured, absolute, accrued or otherwise, whether or not of a kind required by GAAP to be set forth in financial statements, including but not limited to off-balance sheet financings, guarantees and similar transactions ("Liabilities") which are not fully and adequately reflected in the Financial Statements. To the knowledge of the Seller, there are no existing circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of the Seller or its Subsidiaries except in the ordinary course of business.

         3.13 TAXES. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, were fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended December 31, 2002 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller's or any of its Subsidiaries' alleged failure to provide any such tax returns, reports or related information and disclosure. To the knowledge of Seller and its Subsidiaries, no material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation. Neither the Seller nor any of its Subsidiaries is a party to any tax sharing or indemnification agreement, and none of them is liable for the taxes of any other Person (other than Subsidiaries) whether as a transferee, successor, by contract or otherwise.

         3.14 INTERESTS OF OFFICERS, DIRECTORS AND OTHER AFFILIATES. The description of any material interest held, directly or indirectly, by any officer, director or other Affiliate of Seller in any property, real or personal, tangible or intangible, used in or pertaining to Seller's business, including any interest in the Seller's Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or, to the Seller's knowledge, other Affiliate of the Seller has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller's business, including the Seller's Intellectual Property, other than as set forth in the Recent Reports.

         3.15     INTELLECTUAL PROPERTY. Other than as set forth in the Recent
Reports: (a) the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, patent applications, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the "Rights") and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller and any intangible property and assets that are material to the business of the Seller or its Subsidiaries (the Rights and such other items, the "Intellectual Property"), and has the right to use the same, free and clear of any claim or conflict with the rights of others; (b) no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on Schedule 3.15; (c) to the Seller's knowledge, there have been no claims made against the Seller or any Subsidiary asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to each of their knowledge, there are no reasonable grounds for any such claims; (d) neither the Seller nor any subsidiary has made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of their knowledge, no reasonable grounds for such claims exist; and (e) neither the Seller nor any Subsidiary has received any notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property, and to the best of their knowledge, no reasonable grounds for such claims exist. Each of the Seller and its Subsidiaries has taken security measures designed to enable it to assert trade secret protection in its non-patented technology.

         3.16 RESTRICTIONS ON BUSINESS ACTIVITIES. Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller or its Subsidiaries.

         3.17 PREEMPTIVE RIGHTS. No Person possesses any preemptive rights, registration rights or anti-dilution rights, in respect of the Preferred Stock or the Conversion Shares or Warrant Shares to be issued to the Purchasers upon conversion of the Preferred Stock or exercise of the Warrants.

         3.18 INSURANCE. The insurance policies providing insurance coverage to the Seller or its Subsidiaries, including for product liability, provide adequate and customary coverage for the business conducted by the Seller and its Subsidiaries and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are with financially sound and reputable insurers having an "A" rating or better from Best's Rating Service (or any successor thereto), are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including, without limitation, premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel or refuse to renew any such policy.

         3.19 SUBSIDIARIES AND INVESTMENTS. Except as set forth in the Recent Reports or on Schedule 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term "Investments" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

         3.20 CAPITALIZATION. (a) The authorized capital stock of the Seller consists of 50,000,000 shares of common stock, $0.001 par value per share, of which 5,145,827 shares are issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance or designated and provided with terms, other than as follows:

                  (i) 400 shares have been designated 5% Series A Preferred Stock, of which no shares are outstanding and as to which there is no obligation (including any contingent obligation) to issue any such shares;

                  (ii) 200,000 shares have been designated Series B Junior Participating Preferred Stock, of which no shares are outstanding and as to which there is no obligation (including any contingent obligation) to issue any such shares, other than pursuant to the Rights Agreement by and between the Seller and U.S. Stock Transfer Corporation (the "Rights Plan");

                  (iii) 200 shares have been designated 7% Series C Preferred Stock, of which no shares are outstanding and as to which there is no obligation (including any contingent obligation) to issue any such shares;

                  (iv) 600 shares have been designated Series D 8% Cumulative Convertible Voting Preferred Stock (the "Series D Preferred Stock"), of which 358 shares are outstanding and as to which there is no obligation (including any contingent obligation) to issue any such shares; and

                  (v) A number of shares equal to the number set forth on
                  Schedule 1 hereto will be, immediately prior to the Closing of this Agreement, designated as the Series E Convertible Voting Preferred Stock, of which no shares are issued and outstanding immediately prior to the execution of this Agreement.

         (b) All shares of the Seller's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from January 1, 2000 to the date hereof were issued in violation of any statutory, contractual or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller other than dividends on the Series D Preferred Stock. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller's capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from January 1, 2000, to the date hereof have been obtained or effected, and all securities of the Seller issued on or after January 1, 2000, have been issued in accordance with the provisions of all applicable securities or other laws.

         3.21 OPTIONS, WARRANTS, RIGHTS. Except as set forth on Schedule 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible into or exercisable for securities or any such options, warrants or rights. Other than the rights of the Purchasers under the Preferred Stock and the Warrants, and except as set forth on Schedule 3.21, neither the Seller nor any Subsidiary has granted anti-dilution rights to any person or entity in connection with any option, warrant, subscription or any other instrument convertible into or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchasers under the Registration Rights Agreement, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction, except as set forth on Schedule 3.21.

         3.22     EMPLOYEES, EMPLOYMENT AGREEMENTS AND EMPLOYEE BENEFIT PLANS.
(a) Except as set forth in the Recent Reports or on Schedule 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller or its Subsidiaries and any officer, director, consultant or employee of the Seller or its Subsidiaries (the "Employment Agreements"). No Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on Schedule 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks' notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

                  (b) Except as set forth on Schedule 3.22, the Seller and its Subsidiaries have no pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained or contributed to by the Seller or its Subsidiaries for any of its directors, officers, consultants, employees or former employees (the "Seller Plans"). The Seller has previously made available to the Purchasers, to the extent applicable, (i) a true and complete copy of all of the Seller Plans (or, if oral, a true and complete written summary thereof);
(ii) a current summary plan description (plus summaries of any subsequent modifications thereto) for each Seller Plan; (iii) the latest IRS determination letter obtained with respect to any Seller Plan qualified under Section 401 or 501 of the Code; and (iv) Forms 5500 for the last three (3) plan years for each Seller Plan required to file such form. Except as set forth on Schedule 3.22, none of the Seller Plans is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, except as set forth on Schedule 3.22, neither the Seller nor any of its Subsidiaries has established, maintained, made or been required to make any contributions to, or terminated, and has no liability with respect to, any "employee benefit plan" within the meaning of ERISA. The Seller and its Subsidiaries have not incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC"), and, to the Seller's knowledge, no facts or circumstances exist which might give rise to any liability of the Seller or its Subsidiaries to the PBGC or which could reasonably be anticipated to result in any claims being made against the Purchaser, the Seller or their Subsidiaries by the PBGC. To the Seller's knowledge, no facts or circumstances exist which might give rise to any liability of any Seller Plan to any other Person, other than in the ordinary course of the Seller's business. The Seller and its Subsidiaries have paid all amounts required under applicable law and any Seller Plan to be paid as a contribution to any Seller Plan through the date hereof. The Seller has set aside adequate reserves to meet contributions which are not yet due under any Seller Plan. Neither the Seller, nor its Subsidiaries nor, to the Seller's knowledge, any other Person has engaged in any transaction with respect to any Seller Plan which would subject the Seller to any tax, penalty or liability for prohibited transactions. No director, officer or employee of the Seller or its Subsidiaries, to the extent he or she is a fiduciary with respect to any Seller Plan, has breached any of his/her responsibilities or obligations imposed upon fiduciaries or which could result in any claim being made under, by or on behalf of any Seller Plan. No Seller Plan provides post-employment medical, health, or life insurance benefits for present or future retirees or present or future terminated employees, except for continuation coverage provided pursuant to the requirements of Section 4980B of the Code or Sections 601-608 of ERISA or a similar state law.

                  (c) No material labor dispute with employees of the Seller exists or, to the best knowledge of the Seller is imminent.

         3.23 ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Seller, nor any Affiliate of the Seller (including, but not limited to, its Subsidiaries), nor any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting on behalf of the Seller alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller or its Subsidiaries has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller or its Subsidiaries (or assist the Seller or its Subsidiaries in connection with any actual or proposed transaction) which (i) may subject the Seller or its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or its Subsidiaries or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or its Subsidiaries or subject the Seller or its Subsidiaries to suit or penalty in any private or governmental litigation or proceeding.

         3.24 PRODUCTS AND SERVICES. There exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency issued to the Seller with respect to any component of any product being developed by, or that is material to and used by, the Seller or its Subsidiaries, or (ii) which could have a Material Adverse Effect on the continued development of any product candidate of the Seller or its Subsidiaries or which could otherwise cause the Seller or its Subsidiaries to withdraw, suspend or cancel development of any such product, it being understood that the Seller is not presently offering any product or service for sale and has never in the past offered any product or service for sale, and that the Seller's product candidates will require, before they can be offered for commercial sale, certain governmental or regulatory licenses, permits or approvals which have not been issued.

         3.25 ENVIRONMENTAL MATTERS. None of the premises or any other property owned, occupied or leased by the Seller or its Subsidiaries (the "Premises") in the past has been used by the Seller or its Subsidiaries, or to the Seller's knowledge, by any other Person, to manufacture, treat, utilize, store, or dispose of any waste, pollutant or toxic or hazardous substance (including, without limitation, asbestos, radioactive material and pesticides) or any other substance that has been designated to be a "hazardous substance" under Environmental Laws ("Hazardous Substances") other than substances customarily used in the Seller's or its Subsidiaries' businesses and in accordance with applications laws and regulations. The Seller and its

Subsidiaries have not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or its Subsidiaries or, to the Seller's or its Subsidiaries' knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller or its Subsidiaries under applicable Environmental Laws. The Seller and its Subsidiaries and, to the Seller's and its Subsidiaries' knowledge, any other Person for whose conduct it may be responsible, are in material compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the applicable Closing Date relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any waste, pollutant or toxic or hazardous substance (including, without limitation, asbestos, radioactive material and pesticides) or to any other actions, omissions or conditions affecting the environment (the "Environmental Laws"). Neither the Seller nor its Subsidiaries nor, to the Seller's or its Subsidiaries' knowledge, any other Person for whose conduct it may be responsible has received any complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller's or its Subsidiaries knowledge, threatened against the Seller or its Subsidiaries or any such Person with respect to any violation or alleged violation of the Environmental Laws, and there is no basis for the institution of any such proceeding, suit or investigation.

         3.26     LICENSES; COMPLIANCE WITH FDA AND OTHER REGULATORY
REQUIREMENTS.

                  (a) GENERAL. The Seller and its Subsidiaries hold all authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the "Governmental Authorizations"). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that could cause revocation or suspension of any such Governmental Authorizations. The Seller and its Subsidiaries have no knowledge of any facts which could reasonably be expected to cause them to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement will adversely affect the status of any of the Governmental Authorizations.

                  (b)      FDA.     Without limiting the generality of the
representations and warranties made in paragraph (a) above, the Seller represents and warrants that (i) the Seller and each of its Subsidiaries is in compliance in all material respects with all applicable provisions of the United States Federal Food, Drug, and Cosmetic Act (the "FDC Act"), (ii) the Seller and each of its Subsidiaries is in compliance with the following specific requirements: (A) all of the products used by the Seller and its Subsidiaries comply in all material respects with any conditions of approval and the terms of the applications, if any, submitted by or on behalf of the Seller to the United States Food and Drug Administration (the "FDA"); (B) all adverse events that were required to be reported by Seller or its Subsidiaries to the FDA have been reported to the FDA in a timely manner; (C) neither the Seller nor any of its Subsidiaries is, to their knowledge, employing or utilizing the services of any individual who has been debarred under the FDC Act; (D) all stability studies required to be performed by or on behalf of the Seller for products used by the Seller or any of its Subsidiaries have been completed or are ongoing in accordance with the applicable FDA requirements; and (E) any substances exported by the Seller or any of its Subsidiaries have been exported in compliance in all material respects with the FDC Act. Without limiting the generality of the representations and warranties made in paragraph (a) above, the Seller and its Subsidiaries are in compliance in all material respects with all applicable provisions of the Controlled Substances Act.

         3.27 BROKERS. Except as set forth in Schedule 3.27 hereto, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller or any of its Affiliates.

         3.28 SECURITIES LAWS. Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or any of the Securities to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, or any applicable state securities laws, as in effect on the Closing Date. All offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities laws and in compliance with all applicable corporate laws.

         3.29 DISCLOSURE. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were made.

         3.30 CHANGE IN CONTROL. Assuming that there are no contractual agreements (other than this Agreement) among any two or more of the Purchasers with respect to the purchase, sale or other disposition, or voting of the equity securities of the Company, the execution, delivery and performance of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including the conversion of some or all of the Preferred Stock, the exercise of some or all of the Warrants and the issuance of the Conversion Shares and Warrant Shares) do not and will not constitute a change in control under or give rise to a right of termination, cancellation, severance or similar payments, or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or any of its Subsidiaries, under any material license, franchise, permit or other similar authorization held by the Seller or any of its Subsidiaries or under any agreement or arrangement between the Seller or any of its Subsidiaries and their directors, officers, employees or consultants.

         3.31 APPLICATION OF TAKEOVER PROTECTION. The Seller and its board of directors have taken all necessary action in order to render inapplicable, and have rendered inapplicable, any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Charter, the By-laws, the laws of the state of its incorporation or any rights plan or similar arrangement which is or could become applicable as a result of the transactions contemplated by this Agreement, including, without limitation, the Seller's issuance of the Securities and the Purchasers' ownership of the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares.

         3.32     NASDAQ COMPLIANCE. The Common Stock is registered pursuant to
Section 12(g) of the Exchange Act, and is listed on the Nasdaq SmallCap Market (the "Nasdaq Stock Market"), and the Seller has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The issuance of the Securities does not require stockholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules as in effect on the Closing Date, including without limitation all Interpretive Materials issued on or before the Closing Date. No order ceasing or suspending trading in any securities of Seller or prohibiting the issuance and/or sale of the Preferred Stock, Warrants, Conversion Shares or Warrant Shares is in effect and no proceedings for such purpose are pending or, to the Seller's knowledge, threatened.

         3.33 MATERIAL CONTRACTS. Each of the Seller's and its Subsidiaries material contracts (which, for purposes of this Agreement, means any agreement, contract or other document which the Seller would be required to disclose pursuant to SEC Regulation S-K, Item 601, Exhibits 1, 2, 3, 4, 9 or 10) are listed as exhibits to the Recent Reports and are in full force and effect on the date hereof, and none of the Seller, its Subsidiaries nor, to the Seller's or any Subsidiary's knowledge, any other party to such contracts is in breach of or default under any of such contracts. The Seller is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into by the Seller or any Subsidiary prior to the date hereof which has not been previously filed as an exhibit to its Recent Reports.

         3.34 TITLE TO AND CONDITION OF PERSONAL PROPERTY; NO LIENS. The Seller and its Subsidiaries have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their tangible properties and assets, real, personal and mixed, used in their business, free and clear of any Liens, except as set forth on Schedule 3.34. All tangible personal property owned by the Seller and its Subsidiaries is in good operating condition and in a good state of maintenance and repair, and is adequate for the business conducted and proposed to be conducted by the Seller and its Subsidiaries. Except for the Leases specifically identified in Schedule 3.34, there are no assets owned by any third party which are material to the operation of the business of the Seller or its Subsidiaries, as presently conducted or proposed to be conducted.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser, for itself, hereby severally, and not jointly, represents and warrants to the Seller as follows:

         4.1 EXISTENCE AND POWER. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser's organization. The Purchaser has all powers required to carry on such Purchaser's business as now conducted.

         4.2 AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized, and no additional action is required for the approval of this Agreement. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity.

         4.3 INVESTMENT. The Purchaser is acquiring the Securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the Securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

         4.4 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its charter or bylaws or other similar governing instruments.

         4.5 NO REGISTRATION. The Purchaser understands that the Preferred Stock and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

         4.6 BUSINESS OR FINANCIAL EXPERTISE; QUALIFIED INSTITUTIONAL BUYER. Purchaser has, by reason of Purchaser's business or financial expertise or the business or financial experience of its professional advisors who are unaffiliated with and who are not, to such Purchaser's knowledge, compensated by the Seller or any affiliate or selling agent of the Seller, directly or indirectly, the capacity to protect its own interests in connection with its acquisition of the Securities. Purchaser has had the opportunity to ask questions about the Seller's business affairs and financial condition, and has acquired sufficient information about the Seller to reach an informed and knowledgeable decision to acquire the Securities.

         4.7 BROKERS' FEES. Purchaser has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

               ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

         5.1 INSURANCE. The Seller and its Subsidiaries shall maintain insurance coverage which is adequate and customary coverage for the business in which the Seller and its Subsidiaries shall then be engaged in. The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property, including, without limitation, from product liability, and under workmen's compensation laws.

         5.2 REPORTING OBLIGATIONS. So long as at least 100 shares of Preferred Stock are outstanding, and so long as Warrants are outstanding under which more than 150,000 shares of Common Stock may be acquired, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Preferred Stock or Warrants (provided that such holders give notice to the Seller that they hold Preferred Stock or Warrants and furnish their addresses) promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or written communication other than transmittal letters (pursuant to the Securities Act) relating to the Conversion Shares and the Warrant Shares and filed by the Seller with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed, provided, however, that the Seller shall not be required to deliver any report filed and available through the SEC's EDGAR website. To the extent that the Seller is no longer required to provide information pursuant to the Exchange Act, the Seller shall provide the Purchasers with (i) within 45 days after the close of each fiscal quarter in each fiscal year of the Seller an unaudited consolidated balance sheet of the Seller, a consolidated statement of income of the Seller, and a consolidated statement of cash flows of the Seller, as at the end of and for the period commencing at the end of the previous fiscal year and ending with such month, prepared in accordance with GAAP, subject to normal year-end adjustments and complete notes thereto; and (ii) within 90 days after the close of each fiscal year then ended of the Seller a consolidated balance sheet of the Seller, a consolidated statement of income of the Seller, and a consolidated statement of cash flows of the Seller, as at the end of and for the fiscal year then ended, setting forth the corresponding figures of the previous fiscal year in comparative form, and certified (without any qualification or exception reasonably deemed material by the Purchasers, other than a qualification as to the going-concern status of the Seller or the unavailability of Arthur Anderson
LLP) by the independent certified public accountants of the Seller.

         5.3 INVESTIGATION. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related Documents (including under any certificate furnished pursuant to this Agreement) shall not in any way diminish any liability hereunder.

         5.4 PUBLIC ANNOUNCEMENTS. Neither the Purchasers nor the Seller shall (and each such party shall use its reasonable efforts to cause its Subsidiaries, Affiliates, directors, officers, employees and authorized representatives not to), issue any press release, make any public announcement or furnish any written statement to its employees or stockholders generally concerning the transactions contemplated by this Agreement without the consent of the other party (which consent shall not be unreasonably withheld), except to the extent required by applicable law or the applicable requirements of applicable stock exchange rules (including Nasdaq) or as otherwise contemplated herein (and in either such case such party shall, to the extent consistent with timely compliance with such requirement, consult with the other party prior to making the required release, announcement or statement). Notwithstanding the foregoing, the Seller shall, promptly after the Closing, issue a press release and file an 8-K disclosing the transactions contemplated hereby.

         5.5 USE OF PROCEEDS. The Seller covenants and agrees that the proceeds of the Purchase Price shall be used by the Seller for working capital and general corporate purposes.

         5.6 CORPORATE EXISTENCE. So long as a Purchaser owns Preferred Stock, Warrants, Conversion Shares or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiary in each case where failure to so preserve or maintain could have a Material Adverse Effect on the financial condition, business or operations of the Seller and its Subsidiaries taken as a whole.

         5.7 PERFORM COVENANTS. The Seller shall (a) make full and timely payment of any and all payments on the Preferred Stock, and all other indebtedness of the Seller to the Purchasers in connection therewith, whether now existing or hereafter arising, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

         5.8 ADDITIONAL COVENANTS. (a) Subject to the rights of the holders of the Seller's Series D Preferred Stock and the limitations set forth in
Section 5.8(c), the Seller covenants and agrees that so long as 20% of the Preferred Stock issued at the Closing is outstanding, none of the following actions will take place without the prior written consent of the holders of a majority of the outstanding Preferred Stock, which consent may be withheld for any or no reason:

         (i) Any amendment, alteration or repeal of any provision of the Charter or Bylaws which adversely affects the terms of the Preferred Stock or the relative rights, preferences and privileges of the Holders of the Preferred Stock as such Holders;

         (ii) Any amendments or changes to the Rights Plan or the adoption of any other similar plans or arrangements, provided that nothing herein shall be deemed to restrict the right of the Seller to redeem all, but not less than all, of the outstanding Rights (as defined in the Rights Plan) or otherwise terminate the Rights Plan;

         (iii) The offer, sale, designation or issuance by the Seller or any of its Subsidiaries of any equity or debt security senior to or pari passu with the Preferred Stock in any respect;

         (iv) The sale or issuance of any shares of Common Stock, any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire shares of Common Stock, or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security at a price below the Conversion Value, other than (A) options, warrants, and other rights outstanding on the date hereof to acquire, directly or indirectly, Common Stock, and the Common Stock acquirable thereunder (including, without limitation, shares of Common Stock acquirable upon conversion of, or issuable as dividends on, the Series D Preferred Stock), and (B) options granted hereafter to any employee, officer, Director or consultant pursuant to any plan approved by stockholders for the benefit of employees, officers, Directors and consultants ("Incentive Options"), and the Common Stock acquirable thereunder, and (C) awards presently outstanding or hereafter awarded under the Seller's employee stock purchase plan effective as of January 26, 2001 (the "ESPP");

         (v) The entering into by the Seller or any Subsidiary of any bank or other non-trade indebtedness for borrowed money;

         (vi) The granting or making by the Seller or any of its Subsidiaries of any mortgage or pledge, or the assumption or suffering to exist on, or the imposition on, any of its material properties or assets any Lien;

         (vii) The liquidation, dissolution or winding-up of the Seller or any of its Subsidiaries or any merger or consolidation of the Seller or any of its Subsidiaries with or into another entity or the sale, conveyance or other disposition of all, or substantially all, the assets, property or business of the Seller or any of its Subsidiaries;

         (viii) The reorganization, recapitalization, sale, conveyance, or other disposition of or encumbrance of all or substantially all of the property or business of the Seller or any of its Subsidiaries or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which, in any case, more than 20% of the voting power of the corporation is disposed of, calculated on a post-transaction basis;

         (ix) The redemption, purchase, repurchase or other acquisition, directly or indirectly, of any shares of capital stock of the Seller or any of its Subsidiaries or any option, warrant or other right to purchase or acquire any such shares;

         (x) The declaration or payment of any dividend or other distribution (whether cash, stock or property) with respect to the capital stock of the Seller, other than the Preferred Stock and the Series D Preferred Stock; and

         (xi) The taking of any action by the Seller with the primary intent of causing the Common Stock to be delisted from any securities exchange or quotation system upon which the Common Stock is then listed.

         (b) For purposes of this Agreement, "Fair Market Value" shall mean: (i) if the Common Stock is then listed for trading on a national securities exchange or through the Nasdaq National Market System or the Nasdaq SmallCap Market, the closing price of the Common Stock for such Trading Day;
(ii) if on the date as of which Fair Market Value is to be determined the Common Stock is not so listed, the average of the highest bid and lowest asked prices of the Common Stock quoted in the Nasdaq OTC Bulletin Board or the over-the-counter-market, for such Trading Day as reported by Bloomberg Financial, L.P.; or (iii) if on the date for which Fair Market Value is to be determined the Common Stock is not listed on any national securities exchange, the Nasdaq National Market System, the Nasdaq SmallCap Market or quoted in the Nasdaq System or the over-the-counter market, the Fair Market Value of Common Stock shall be the highest price per share which the Corporation could then obtain from a willing buyer (not an employee or director of the Corporation at the time of determination), under no compulsion to buy, in an arms'-length transaction for shares of Common Stock sold by the Corporation, from authorized but unissued shares, as determined in good faith by the Board of Directors. For purposes of this Agreement, "Trading Day" means a day on whichever of (x) the national securities exchange, (y) the Nasdaq or (z) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

         (c) The restrictions contained in this Section 5.8 shall cease to apply if, for no less than 10 trading days during any period of 30 consecutive trading days following the Closing Date, (i) the Fair Market Value (as defined herein) of the Common Stock exceeds five dollars ($5) per share (subject to adjustment for stock splits, stock dividends and the like) and (ii) all of the Conversion Shares and Warrant Shares have been duly registered for sale under an effective registration statement pursuant to the Securities Act, and such registration statement is effective throughout the aforesaid 30-day period.

         5.9 LISTING OF SHARES. The Seller shall use its best efforts to list the Conversion Shares and Warrant Shares on each securities exchange or quotation system upon which the Common Stock may be listed from time to time during the time period that the Common Stock is listed on such securities exchange or quotation system.

         5.10 RESERVATION OF SHARES. The Seller shall hereafter take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all outstanding Preferred Stock and exercise of all outstanding Warrants (without regard to any limitations on conversions or exercise).

         5.11 INTERNAL ACCOUNTING CONTROLS. The Seller and each of its Subsidiaries shall maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability and (iii) assets are amortized and depreciated, as applicable, in accordance with generally accepted accounting principles.

         5.12 FILING OF FORM D. The Seller will timely file Form D in accordance with the provisions of Regulation D promulgated by the SEC under the Securities Act with respect to the transactions contemplated by this Agreement and the Related Documents.

         5.13 INDEMNIFICATION FOR CLAIMS. The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns (for purposes of this Section 5.13, the "Indemnified Parties"), from and against any losses, damages, or expenses (net of any related insurance proceeds) incurred by the Indemnified Parties due to any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) which are brought by or on behalf of a third party or any of its successors or assigns claiming a right to participate as a placement agent, underwriter, financial advisor, finder or broker with respect to the offering of the Securities pursuant to this Agreement, against any of the Indemnified Parties, with respect to any act or omission occurring on or before the Closing Date. The indemnification herein provided shall be provided in the manner and in accordance with the procedures set forth in Section 7.3 hereof. The indemnification provided for in this Section 5.13 shall be made notwithstanding the reference to any underwriting, placement agent, financial advisory, finder's or broker's agreement in the Seller's Disclosure Schedule, and notwithstanding any knowledge or information which the Purchasers have with respect to any underwriting, placement agent, financial advisory, finder's or broker's agreement.

         5.14 NO SOLICITATION OF TRANSACTION. Prior to the earlier of (i) the Closing, or (ii) the termination of this Agreement pursuant to Section 8, the Seller shall not, and shall use its best efforts to cause its representatives (other than SCO Securities LLC and its affiliates) not to, directly or indirectly, take any of the following actions with any person other than the Purchasers without the prior written consent of all the Purchasers: (A) solicit, initiate, facilitate or encourage, or furnish information with respect to the Seller, in connection with, any inquiry, proposal or offer with respect to any equity transaction involving the Seller (an "Alternative Transaction") (other than the information which the Seller provides to other persons in the ordinary course of its business consistent with past custom and practice, so long as the Seller and its shareholders have no reason to believe that the information may be utilized to evaluate an Alternative Transaction); (B) negotiate, discuss explore or otherwise communicate or cooperate in any way with any third party with respect to any Alternative Transaction; or
(C) enter into any agreement, arrangement or understanding with respect to an Alternative Transaction or requiring the Seller to abandon, terminate or refrain from consummating a transaction with the Purchasers. The Seller shall, and shall use its best efforts to cause its representatives (other than SCO Securities LLC and its affiliates) to, notify the Purchasers orally and in writing promptly upon receipt of any inquiry, offer or proposal with respect to an Alternative Transaction, including the identity of the party making such inquiry, offer or proposal and stating the terms thereof. The Seller shall immediately cease any existing discussions or negotiations with any third party relating to any proposed Alternative Transaction.

         5.15 CONDUCT OF THE SELLER PENDING CLOSING. The Seller covenants and agrees that until the earlier of the time of Closing or the termination of the Agreement pursuant to Section 8, the Seller shall conduct its business only in the ordinary course consistent with past practice and shall use its commercially reasonable best efforts to preserve intact its business organizations and relationships with third parties. Without limiting the generality of the foregoing, other than as contemplated pursuant to the terms of this Agreement, without the prior written consent of the Purchasers:

                  (a) Except of dividends on the Seller's Series D Preferred Stock, there shall not be any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Seller or any repurchase, redemption or other acquisition by the Seller of any outstanding shares of its capital stock or of the Seller;

                  (b) There shall not be any amendment of any term of any outstanding security of the Seller or any Subsidiary;

                  (c) There shall not be any transaction or commitment made, or any contract, agreement or settlement entered into, by (or judgment, order or decree affecting) the Seller relating to its assets or business (including the acquisition or disposition of any material amount of assets) or any relinquishment by the Seller of any contract or other right, other than transactions, commitments, contracts, agreements or settlements (including without limitation settlements of litigation and tax proceedings) in the ordinary course of business and those contemplated by this Agreement, other than agreements with Protarga, Inc. for the acquisition of certain assets of Protarga, Inc.;

                  (d) Except for any change required by reason of a concurrent change in GAAP, there shall not be any change in any method of accounting or accounting practice by the Seller;

                  (e) There shall not be any (i) grant of any severance or termination pay to (or amendment to any such existing arrangement with) any director or officer of the Seller, (ii) entering into of any employment, deferred compensation, supplemental retirement or other similar agreement (or any amendment to any such existing agreement) with any director or officer of the Seller, (iii) increase in, or accelerated vesting and/or payment of, benefits under any existing severance or termination pay policies or employment agreements of any director or officer of the Seller or (iv) increase in or enhancement of any rights or features related to compensation, bonus or other benefits payable to directors or officers of the Seller, in each case, other than in the ordinary course of business consistent with past practice;

                  (f) There shall not be any material tax election made or changed, any material audit settled or any material amended tax returns filed;

                  (g) Except as required herein, the Seller will not adopt any change in its Certificate of Incorporation or Bylaws;

                  (h) The Seller will not adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Seller;

                  (i) The Seller will not issue, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or series of the Seller;

                  (j) The Seller will not (A) split, combine, subdivide or reclassify its outstanding shares of capital stock, or (B) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to its capital stock other than dividends on the Seller's Series D Preferred Stock; and

                  (k) The Seller will not agree or commit to do any of the foregoing.

         5.16 SUBMISSION TO NASDAQ. Promptly after the execution of this Agreement, the Seller will provide a Listing Notice, which shall include true copies of this Agreement, the form of Certificate of Designations, form of Warrants, form of Placement Agent Warrants and form of Registration Rights Agreement, to the Nasdaq SmallCap Market with respect to the Conversion Shares and the Warrant Shares.

                                   ARTICLE VI
                            CONDITIONS TO THE CLOSING

         6.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASERS. The obligations of the Purchasers are subject to the fulfillment or satisfaction, on and as of the Closing Date, except as otherwise expressly indicated below or in Section
2.3 hereof, of each of the following conditions (any one or more of which may be waived by any Purchaser, in its sole discretion, but only with respect to its investments and only in a writing signed by such Purchaser):

                  (a) OPINION. The Purchasers shall have received the opinion of Seller's Counsel, substantially in the form attached as Exhibit D.

                  (b) PROOF OF FILING. At the Closing, the Seller shall deliver or cause to be delivered to each of the Purchasers proof of due filing with the Secretary of State of the State of Delaware of the Certificate of Designations authorizing the Preferred Stock.

                  (c) SUPPORTING DOCUMENTS. The Purchasers shall have received the following:

                           (i)      Such certificates to evidence compliance
with the conditions set forth in this Section 6 as may be reasonably requested by the Purchasers, executed by the chief executive officer and chief financial officer of the Seller.

                           (ii)     Certificates of good standing with respect
to the Seller issued by the Secretaries of State of Delaware and California; and copies of the resolutions of the Seller's Board of Directors approving this Agreement, the Registration Rights Agreement, the creation and issuance of Series E Preferred Stock, the filing of the Certificate of Designations and the transactions, contemplated herein and therein, certified by an appropriate officer.

                           (iii)    Such additional supporting documentation and
other information with respect to the transactions contemplated by this Agreement as the Purchasers may reasonably request.

                  (d) PREFERRED STOCK, WARRANTS. The Seller shall have executed and delivered certificates evidencing the Preferred Stock and the Warrants purchased hereby.

                  (e) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement shall have been duly executed, and the Seller, its Subsidiaries and Affiliates shall not be in breach of default of any provision thereof. There shall not then exist any facts or circumstances which would prevent the Seller from registering the Registrable Securities (as that term is defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement.

                  (f) PERFORMANCE; REPRESENTATION AND WARRANTIES; COVENANTS. (i) The Seller shall have performed and observed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date; (ii) the representations and warranties of the Seller contained in this Agreement and in any certificate delivered by the Seller pursuant hereto shall be true and correct in all material respects (except to the extent such representations and warranties contain a materiality qualification, in which case they shall be true and correct in all respects) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and (iii) the Purchasers shall have received a certificate signed by the chief executive officer and the chief financial officer to the foregoing effect.

                  (g) CONSENTS AND WAIVERS. The Seller shall have obtained all consents and waivers necessary to execute and perform its obligations under this Agreement, and the Related Documents, to issue the Preferred Stock and Warrants, and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Preferred Stock and Warrants and other agreements and instruments to be executed and to be delivered, or executed and delivered, by the Seller in connection herewith shall have been made or taken.

                  (h) NO MATERIAL ADVERSE CHANGE. There shall not have been, nor shall there have occurred any event which could result in, a material adverse change in the business, properties, assets, results of operations, or condition (financial or otherwise) of the Seller from and after the date of this Agreement and until the Closing Date.

                  (i) NO LITIGATION. No litigation, arbitration or other legal or administrative proceeding against the Seller or its Subsidiaries shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

                  (j) MANAGEMENT LOCK-UP AGREEMENTS. Each of the officers of the Registrant has executed a management lock-up agreement in the form set forth in Exhibit E. Schedule 6.1(j) correctly and completely identifies all officers of the Seller. For purposes of this Section 6.1(j) "officers" means all officers who are required to report any beneficial ownership of the Company's securities pursuant to Section 16 of the Exchange Act.

                  (k) NASDAQ CONFIRMATION. The staff of the Nasdaq Stock Market shall have verbally confirmed to the Seller that (i) it has reviewed the binding term sheet between the Seller and the Purchasers dated September 22, 2003 and (ii) on the basis of such review, approval by the stockholders of the Seller of the issuance of the Preferred Stock, the Warrants, the Conversion Shares, the Placement Agent Warrants and the Warrant Shares is not required, and the Seller has not received from such staff any oral or written information or advice contrary to such verbal confirmation.

         6.2 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligations of the Seller hereunder with respect to each Purchaser are subject to the fulfillment or satisfaction, on and as of the Closing Date, of the following conditions (which may be waived by the Seller, in its sole discretion):

                  (a) PERFORMANCE; REPRESENTATION AND WARRANTIES. Such Purchaser shall have performed and complied in all respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by such Purchaser prior to or at the Closing, and the representation and warranties of such Purchaser contained herein shall be true and correct on and as of the Closing Date as though made on such date.

                  (b) NO LITIGATION. No litigation, arbitration or other legal or administrative proceeding against the Purchasers shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

                         ARTICLE VII - - INDEMNIFICATION

         7.1 SURVIVAL OF REPRESENTATIONS. Except as otherwise provided herein, the representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall continue in full force and effect for a period of 24 months after the Closing Date and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

         7.2 INDEMNIFICATION. (a) The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses (net of any related insurance proceeds) due to any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) (all of the foregoing, "Third Party Claims") which are caused by or arise out of
(i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents.

                  (b) Each of the Purchasers agrees to indemnify and hold harmless the Seller, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any Third Party Claims (net of any related insurance proceeds) which are caused by or arise out of (i) any breach or default in the performance by it of any covenant or agreement made by it in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by it in this Agreement or in any of the Related Documents; provided, however, that a Purchaser's liability under this Section 7.2(b) shall not exceed the Purchase Price paid by such Purchaser hereunder.

         7.3 INDEMNITY PROCEDURE. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

         An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

         The Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third Person claim, action or suit against such Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnifying Party hereunder, and in any such case the Indemnifying Party shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Party in connection therewith; provided, that the Indemnifying Party may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Party has so elected to conduct and control the defense thereof; and provided, further, that the Indemnified Party shall not, without the written consent of the Indemnifying Party (which written consent shall not be unreasonably withheld), pay, compromise or settle any such claim, action or suit, except that no such consent shall be required if, following a written request from the Indemnified Party, the Indemnifying Party shall fail, within 14 days after the making of such request, to acknowledge and agree in writing that, if such claim, action or suit shall be adversely determined, such Indemnifying Party has an obligation to provide indemnification hereunder to such Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay, settle or compromise any such claim, action or suit without such consent, provided, that in such event the Indemnified Party shall waive any right to indemnity therefor hereunder unless such consent is unreasonably withheld.

         The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

         With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are required to be paid pursuant to this Agreement. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                           ARTICLE VIII - TERMINATION

         8.1 BEST EFFORTS. Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

         8.2 TERMINATION. This Agreement and the transactions contemplated hereby may be terminated:

                           (i) at any time by the mutual consent of the Seller and the Purchasers;

                           (ii) by the Purchasers at any time at or prior to Closing in their sole discretion if:

                                    (1)      any of the representations or
                                             warranties of the Seller in this
                                             Agreement are not true, accurate
                                             and complete in all material
                                             respects (except to the extent such
                                             representations and warranties
                                             contain a materiality
                                             qualification, in which case they
                                             shall be true and correct in all
                                             respects) and such breach, if
                                             curable, is not cured by the
                                             Expiration Date;

                                    (2)      the Seller materially breaches any
                                             covenant contained in this
                                             Agreement and such breach, if
                                             curable, is not cured by the
                                             Expiration Date;

                                    (3)      any of the conditions precedent to
                                             the Purchasers' obligations to
                                             conduct the Closing have not been
                                             satisfied by the date required
                                             thereof;

                                    (4)      any legal proceeding is commenced
                                             or threatened by any governmental
                                             agency or other person directed
                                             against the consummation of the
                                             Closing or any other transaction
                                             contemplated hereby, and the
                                             Purchasers reasonably and in good
                                             faith deem it impractical or
                                             inadvisable to proceed in view of
                                             such legal proceeding or threat
                                             thereof;

                                    (5)      the Closing has not occurred on or
                                             before the Expiration Date,
                                             provided that the failure of the
                                             Closing to occur has not been
                                             caused by any breach or default by
                                             the Purchasers.

                           (iii) by the Seller at any time at or prior to Closing in its sole discretion if:

                                    (1)      any of the representations or
                                             warranties of the Purchasers in
                                             this Agreement are not true,
                                             accurate and complete in all
                                             material respects (except to the
                                             extent such representations and
                                             warranties contain a materiality
                                             qualification, in which case they
                                             shall be true and correct in all
                                             respects) and such breach, if
                                             curable, is not cured by the
                                             Expiration Date;

                                    (2)      Purchasers materially breach any
                                             covenant contained in this
                                             Agreement and such breach, if
                                             curable, is not cured by the
                                             Expiration Date;

                                    (3)      any of the conditions precedent to
                                             Seller's obligations to conduct the
                                             Closing have not been satisfied by
                                             the date required thereof; or

                                    (4)      the Closing has not occurred on or
                                             before the Expiration Date,
                                             provided that the failure of the
                                             Closing to occur has not been
                                             caused by any breach or default by
                                             the Seller.

         8.3 EFFECT OF TERMINATION. In the event of termination of this Agreement as expressly permitted under 8.2 hereof, this Agreement shall forthwith become void and no party hereto shall be liable to any other party hereto or their respective officers, directors or affiliates; provided, that, if such termination shall result from the willful breach by a party of the covenants of such party contained in this Agreement, such party shall be fully liable for any and all damages sustained or incurred as a result of such breach, including without limitation all expenses incurred in connection with this Agreement.

                           ARTICLE IX - MISCELLANEOUS

         9.1 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         9.2 FEES AND EXPENSES. The Seller shall be responsible for the payment of the Purchasers' reasonable legal fees and expenses relating to the preparation and negotiation of this Agreement, the Related Documents, the conversion of any Preferred Stock or the exercise of any Warrants. At the Closing, the Seller will pay the reasonable and customary third party expenses incurred by the Purchasers in connection with the negotiation, preparation and execution of this Agreement and the Related Documents, including attorneys' fees and expenses, not to exceed $65,000 without the prior approval of the Seller.

         9.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

If to the Purchasers, to their respective     If to the Seller:
addresses set forth on Schedule 1.            Spectrum Pharmaceuticals, Inc.
                                              157 Technology Drive
                                              Irvine, CA 92618
                                              Attn: CEO
                                              Fax No.: 949-788-6706

With a copy in each case to:                  With a copy in each case to:
Wiggin & Dana LLP                             Latham & Watkins LLP
400 Atlantic Street                           650 Town Center Drive, Twentieth
Stamford, CT  06901                           Floor
Attn: Michael Grundei, Esq.                   Costa Mesa, CA 92626
Fax No.: 203-363-7676                         Attn: Alan W. Pettis, Esq.
                                              Fax No.: 714-755-8290

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         9.4 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof.

         9.5 JURISDICTION AND VENUE. This Agreement shall be subject to the exclusive jurisdiction of the Federal and State Courts located in New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal or State Courts located in New York County, New York has been brought in an inconvenient forum.

         9.6 SUCCESSORS AND ASSIGNS. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign their rights under this Agreement to any transferee of such Purchaser to whom it assigns or transfers Securities, as provided in Section 1.3 hereof.

         9.7 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

         9.8 ENTIRE AGREEMENT. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

         9.9 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         9.10 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller, and the holders of at least a majority of the outstanding Preferred Stock. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

         9.11 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

         9.12 CONSTRUCTION OF AGREEMENT; KNOWLEDGE. For purposes of this Agreement, the term "knowledge," when used in reference to a corporation means the knowledge of the directors, officers and managers of such corporation assuming such officers shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

         9.13 COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         9.14 NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         9.15 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents. For reasons of administrative convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Company through Wiggin & Dana LLP, but such counsel does not represent any of the Purchasers in this transaction other than SCO Securities LLC.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned Purchasers and the Seller have caused this Preferred Stock and Warrant Purchase Agreement to be duly executed as of the date first above written.

                                      SELLER:

                                      SPECTRUM PHARMACEUTICALS, INC.

                                      By:   /s/ Rajesh C. Shrotriya
                                         --------------------------------------
                                            Rajesh C. Shrotriya, M.D.
                                            Chief Executive Officer

                            OMNIBUS SIGNATURE PAGE TO
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                  Print Name:
                                              __________________________________

                                  By:
                                              __________________________________
                                  Name:
                                              __________________________________
                                  Title:
                                              __________________________________

                                  Address:
                                              __________________________________

                                              __________________________________

                                              __________________________________

                                  Telephone:
                                              __________________________________
                                  Facsimile:
                                              __________________________________
                                  SOC/EIN#:
                                              __________________________________

                                  Number of Shares of Series E Preferred Stock

                                  Purchased
                                            ____________________________________
                                  Series E-1 Warrants Purchased
                                                                ________________
                                  Series E-2 Warrants Purchased
                                                                ________________

                                  Aggregate Purchase Price
                                                           _____________________

                    [See Purchaser Information on Schedule 1]

                                   SCHEDULE 1
                                       TO
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
         PURCHASERS AND SHARES OF PREFERRED STOCK AND WARRANTS PURCHASED

                                                                       Shares of        Shares of
                                                        Shares of     Common Stock     Common Stock
                                                        Series E       Acquirable       Acquirable         Total
                                                        Preferred     under Series     under Series       Purchase
Name and Address of Purchaser                             Stock       E-1 Warrants     E-2 Warrants        Price
-------------------------------------------------------------------------------------------------------------------
SDS Merchant Fund, LP
53 Forest Avenue, 2nd Floor
Old Greenwich, CT 06870
Attn: Scott Derby                                          317           221,900          221,900       $ 3,170,000
-------------------------------------------------------------------------------------------------------------------
Robert Apple
39 Lower Morrisville Road
Falkington, PA 19054                                         3             2,100            2,100       $    30,000
-------------------------------------------------------------------------------------------------------------------
BayStar Capital II, L.P.
80 E. Sir Francis Drake Boulevard
Suite 2B
Larkspur, CA 94939
Attn: Steven M. LaMar                                      320           224,000          224,000       $ 3,200,000
-------------------------------------------------------------------------------------------------------------------
North Sound Legacy Fund LLC
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Attn: Andrew Wilder                                         15            10,500           10,500       $   150,000
-------------------------------------------------------------------------------------------------------------------
North Sound Legacy International Ltd.
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Attn: Andrew Wilder                                        160           112,000          112,000       $ 1,600,000
-------------------------------------------------------------------------------------------------------------------
North Sound Legacy Institutional Fund LLC
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Attn: Andrew Wilder                                        145           101,500          101,500       $ 1,450,000
-------------------------------------------------------------------------------------------------------------------
Scott Craven
5 East 22nd Street, Apt 10-D
New York, NY 10010                                          50            35,000           35,000       $   500,000

                                                                       Shares of        Shares of
                                                        Shares of     Common Stock     Common Stock
                                                         Series E      Acquirable       Acquirable         Total
                                                        Preferred     under Series     under Series       Purchase
Name and Address of Purchaser                             Stock       E-1 Warrants     E-2 Warrants        Price
-------------------------------------------------------------------------------------------------------------------
SCO Capital Partners LLC
1285 Avenue of the Americas, 35th Floor
New York, NY 10019
Attn: Steven Rouhandeh                                      50            35,000           35,000       $   500,000
-------------------------------------------------------------------------------------------------------------------
Xmark Fund, Ltd.
152 West 57th Street, 21st Floor
New York, NY 10019
Attn: Mitchell Kaye                                        180           126,000          126,000       $ 1,800,000
-------------------------------------------------------------------------------------------------------------------
Xmark Fund, L.P.
152 West 57th Street, 21st Floor
New York, NY 10019
Attn:  Mitchell Kaye                                       120            84,000           84,000       $ 1,200,000
-------------------------------------------------------------------------------------------------------------------
Cranshire Capital
666 Dundee Road, Suite 1901
Northbrook, IL 60062                                       150           105,000          105,000       $ 1,500,000
-------------------------------------------------------------------------------------------------------------------
Omicron Master Trust
810 7th Avenue, 39th Flr
New York, NY 10019                                         150           105,000          105,000       $ 1,500,000
-------------------------------------------------------------------------------------------------------------------
ProMed Partners, L.P.
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Barry Kurokawa                                        21            14,700           14,700       $   210,000
-------------------------------------------------------------------------------------------------------------------
ProMed Offshore Fund, Ltd.
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Barry Kurokawa                                         4             2,800            2,800       $    40,000
-------------------------------------------------------------------------------------------------------------------
Paul Scharfer
265 East 66th Street
Apt. 6-C
New York, NY 10021                                          25            17,500           17,500       $   250,000
-------------------------------------------------------------------------------------------------------------------
Jeffrey B. Davis
c/o SCO Financial Group LLC
1285 Avenue of Americas, 35th Flr.
New York, NY 10019                                          10             7,000            7,000       $   100,000

                                                                       Shares of        Shares of
                                                        Shares of     Common Stock     Common Stock
                                                        Series E       Acquirable       Acquirable         Total
                                                        Preferred     under Series     under Series      Purchase
Name and Address of Purchaser                             Stock       E-1 Warrants     E-2 Warrants        Price
-------------------------------------------------------------------------------------------------------------------
Daniel DiPietro
c/o SCO Financial Group LLC
1285 Avenue of Americas, 35th Flr.
New York, NY 10019                                           2             1,400            1,400       $    20,000
-------------------------------------------------------------------------------------------------------------------
Jim Betts
c/o Shipman & Goodwin LLP
One American Row
Hartford, CT 06103-2819                                     10             7,000            7,000       $   100,000
-------------------------------------------------------------------------------------------------------------------
Quogue Capital LLC
1285 Avenue of the Americas, 35th Flr.
New York, NY 10019                                         110            77,000           77,000       $ 1,100,000
-------------------------------------------------------------------------------------------------------------------
Steven M. Oliveira
18 Fieldstone Court
New City, NY 10956                                          25            17,500           17,500       $   250,000
-------------------------------------------------------------------------------------------------------------------
Alpha Capital AG
Pradafend 7
Fustentums 9490
Vaduz Liechtenstein                                         20            14,000           14,000       $   200,000
-------------------------------------------------------------------------------------------------------------------
Bluegrass Growth Fund LP
200 East 72nd St, Apt 10L
New York, NY 10021                                          15            10,500           10,500       $   150,000
-------------------------------------------------------------------------------------------------------------------
OTAPE Investments LLC
One Manhattanville Road
Purchase, NY  10577
Attn: Paul Masters                                          15            10,500           10,500       $   150,000
-------------------------------------------------------------------------------------------------------------------
Islandia, LP
485 Madison Avenue 23rd Floor
New York, NY 10022                                          25            17,500           17,500       $   250,000
-------------------------------------------------------------------------------------------------------------------
Midsummer Investment, Ltd.
485 Madison Avenue, 23rd Floor
New York, New York 10022                                    38            26,600           26,600       $   380,000

-------------------------------------------------------------------------------------------------------------------
                                                                       Shares of        Shares of
                                                        Shares of     Common Stock     Common Stock
                                                        Series E       Acquirable       Acquirable        Total
                                                        Preferred     under Series     under Series      Purchase
Name and Address of Purchaser                             Stock       E-1 Warrants     E-2 Warrants       Price
-------------------------------------------------------------------------------------------------------------------
Sands Brother Venture Capital, LLC
c/o Sands Brothers
90 Park Avenue
New York, NY 10016
Attn: Martin Sands, Manager                                  5             3,500            3,500       $    50,000
-------------------------------------------------------------------------------------------------------------------
Sands Brother Venture Capital II, LLC
c/o Sands Brothers
90 Park Avenue
New York, NY 10016
Attn: Martin Sands, Manager                                  5             3,500            3,500       $    50,000
-------------------------------------------------------------------------------------------------------------------
Sands Brother Venture Capital III, LLC
c/o Sands Brothers
90 Park Avenue
New York, NY 10016
Attn: Martin Sands, Manager                                  5             3,500            3,500       $    50,000
-------------------------------------------------------------------------------------------------------------------
Sands Brother Venture Capital IV, LLC
c/o Sands Brothers
90 Park Avenue
New York, NY 10016
Attn: Martin Sands, Manager                                  5             3,500            3,500       $    50,000
-------------------------------------------------------------------------------------------------------------------
         Total                                            2000         1,400,000        1,400,000       $20,000,000
===================================================================================================================

PLACEMENT AGENT WARRANTS:

--------------------------------------------------------------------------------------------------------------------
                                                      Shares of Common Stock
                                                      Acquirable under Series      Shares of Common Stock Acquirable
Name and Address of Placement Agent or its              E-1 Placement Agent        under Series E-3 Placement Agent
                designees.                                   Warrants                          Warrants
--------------------------------------------------------------------------------------------------------------------
SCO Securities LLC
1285 Avenue of the Americas, 35th Floor
New York, NY 10019
Attn: Steven Rouhandeh
Tel: 212-554-4235
Fax: 212-554-4058
srouhandeh@scogroup.com                                      168,000                            168,000
--------------------------------------------------------------------------------------------------------------------